UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2018

Ominto, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37639	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307, Boca Raton, FL	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 362-2393

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2018, Gregory J. Newell amicably resigned from the Board of Directors (the “Board”) of Ominto, Inc., a Nevada corporation (the “Company”).  Mr. Newell was a member of the Board’s audit committee and compensation committee.  Mr. Newell’s resignation did not result from any disagreement with us concerning any matter relating to the Company’s operations, policies or practices.

On May 13, 2018, Jaye Connolly-LaBelle amicably resigned from the Board.  Ms. Connolly-LaBelle was a member of the Board’s audit committee (Chair) and nominating and corporate governance committee.  Ms. Connolly-LaBelle’s resignation did not result from any disagreement with us concerning any matter relating to the Company’s operations, policies or practices.

On May 13, 2018, Peter H. Harris amicably resigned from the Board.  Mr. Harris was a member of the Board’s audit committee and compensation committee (Chair).  Mr. Harris’ resignation did not result from any disagreement with us concerning any matter relating to the Company’s operations, policies or practices.

On May 13, 2018, Gary S. Baughman amicably resigned from the Board.  Mr. Baughman was a member of the Board’s audit committee, nominating and corporate governance committee (Chair) and compensation committee.  Mr. Baughman’s resignation did not result from any disagreement with us concerning any matter relating to the Company’s operations, policies or practices.

On May 13, 2018, Mitchell C. Hill amicably resigned from the Board.  Mr. Hill was an Executive Director of the Company.  Mr. Hill’s resignation did not result from any disagreement with us concerning any matter relating to the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

On May 18, 2018, the Company issued a press release announcing the resignations of Mr. Hill, Mr. Newell, Ms. Connolly-LaBelle, Mr. Harris and Mr. Baughman. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.
Date: May 18, 2018
	By:	/s/ Jim Spielman
Name: Jim Spielman
Title: Chief Financial Officer

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